EXHIBIT 13.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                          OF BLUEPHOENIX SOLUTIONS LTD.

         In connection with amendment no. 2 to the annual report of BluePhoenix Solutions Ltd. (the "Company") on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arie Kilman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Arie Kilman
                                        ----------------------------------
                                        Arie Kilman
                                        Chief Executive Officer
                                        January 18, 2005